AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

         This Amendment No. 1 to Purchase and Sale Agreement (this "Amendment No. 1") dated as of March 31, 2005 is among TCHI Inc., a Delaware corporation ("Seller"), Genesis Syngas Investments, L.P., a Delaware limited partnership ("Buyer")and Genesis Energy, L.P., a Delaware limited partnership ("Guarantor"). Seller, Buyer and Guarantor are hereinafter sometimes collectively referred to as the "Parties", and each individually as a "Party."

                                    RECITALS

         WHEREAS, Seller, Buyer and Guarantor have entered into that certain Purchase and Sale Agreement, dated as of February 3, 2005 (the "Purchase Agreement"); and

         WHEREAS, the Parties desire to amend the Purchase Agreement pursuant to the terms and conditions set forth in this Amendment No. 1.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment No. 1, and intending to be legally bound hereby, the Parties hereby agree as follows:

                                    AGREEMENT

1. Capitalization; Incorporation of Terms. Terms used in this Amendment No. 1 with initial capitalization but not otherwise defined shall have the meanings assigned in the Purchase Agreement. The general terms set forth in Part 8 of the Purchase Agreement are, to the extent not in conflict with this Amendment No. 1, incorporated herein as if set forth fully in this Amendment No. 1.

2. Amendment to Section 2.4. Section 2.4 is hereby amended by deleting the first sentence in its entirety and replacing the first sentence with the following:
"The Owners have agreed to make an election under Section 754 of the Code and such election shall be filed with the 2004 U. S. Return of Partnership Income (Form 1065) within fifteen days following the Closing Date".

3. Amended Schedules. Schedules 2.4 and 3.1(f) are hereby amended and restated as of the date hereof as set forth in the attachments hereto.

4. Effect on Purchase Agreement. On and after the date hereof, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import in the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended hereby. Except as hereby expressly amended, the Purchase Agreement shall remain in full force and effect and unmodified, and is hereby ratified and confirmed in all respects on and as of the date hereof.

                               [signatures follow]

         IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 1 to be executed by its duly authorized officer as of the date first written above.

                                            TCHI INC., a Delaware corporation

                                            By:     /s/ G. P. Markovich
                                            Name:   G. P. Markovich
                                            Title:  Vice President



                                            GENESIS SYNGAS INVESTMENTS, L.P.,
                                            a Delaware limited partnership

                                            By:    /s/ Mark J. Gorman
                                            Name:  Mark J. Gorman
                                            Title: President



                                            GENESIS ENERGY, L.P.,
                                            a Delaware limited partnership

                                            By:    /s/ Mark J. Gorman
                                            Name:  Mark J. Gorman
                                            Title: President


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                                  SCHEDULE 2.4
                          ALLOCATION OF PURCHASE PRICE


         The Parties agree that the Purchase Price shall be allocated among the assets comprising Seller's Ownership Interests as follows:

         Asset                             Portion of Purchase Price Allocated

         Cash                              $   403,518

         Other Working Capital             $   139,680

         Depreciable Assets                $12,956,802


The above allocation of Purchase Price is based upon the balance sheet of the Company as of February 28, 2005. The Parties agree that the allocation shall be revised based upon the balance sheet of the Company as of the Closing Date, once such balance sheet is available.


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                                 SCHEDULE 3.1(f)
                                   LITIGATION

1. There is a Tolling Agreement dated October 28, 2004 between Locke Liddell & Sapp LLP, counsel for and on behalf of the Company and PHSI and King & Spalding LLP, counsel for and on behalf of Texaco Inc. and Texaco Development Corporation under which the Company and PHSI agree to toll the running of all statutes of limitations for a period that lapses May 2, 2005 for any claim of Texaco Inc. or Texaco Development Corporation relating to the incidents and occurrences giving rise to the allegations made in Sterling Chemicals, Inc. v. Hydrogen Supply Company, et al., Cause No. 01-CV1202 in the 122nd Judicial Court of Galveston County, Texas.